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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:         September 16, 1996

Date of earliest
event reported:         September 12, 1996


                         TUDOR FUND FOR EMPLOYEES L.P.
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            (Exact name of registrant as specified in its charter)



         Delaware                33-33982                13-3543779
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(State or other jurisdiction    (Commission           (I.R.S. Employer
     of incorporation)          File Number)         Identification No.)

        600 Steamboat Road, Greenwich, Connecticut          06830
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        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (203) 863-6700
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Item 5.  Other Events.
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        On September 12, 1996, Tudor Investment Corporation ("Tudor"), the
trading advisor of Tudor Fund For Employees L.P. (the "Partnership") and an affiliate of Second Management LLC, the Partnership's general partner (the "General Partner"), settled a proceeding with the SEC relating to alleged violations of the "uptick rule" in connection with certain sales of stock over a two day period in March 1994. Without admitting or denying the SEC's findings, Tudor paid a civil penalty of $800,000, and agreed not to violate the uptick rule in the future. This settlement will not have a material adverse effect on the business, financial condition or results of operations of the Partnership, Tudor or the General Partner.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TUDOR FUND FOR EMPLOYEES L.P.

                                        By:  /s/ Andrew S. Paul
                                           --------------------------

                                           Andrew S. Paul
                                           Vice President and General Counsel
                                           Second Management LLC
                                           General Partner

                                           Date:  September 16, 1996



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